Filed pursuant to Rule 497(e)
File Nos. 333-92415 and
811-09721
FIXED INCOME SHARES (FISH)
Supplement dated August 18, 2009
to the
Prospectus dated March 1, 2009 (as revised June 29, 2009)
and to the
Statement of Additional Information dated March 1, 2009 (as revised June 29, 2009)
Prospectus Disclosure Relating to Fixed Income SHares: Series C
Effective immediately, Curtis Mewbourne is being added as a co-portfolio manager sharing the day-to-day portfolio management responsibilities of the Fixed Income SHares: Series C Portfolio. Therefore, the second paragraph under the section titled “Management of the Portfolios — Individual Portfolio Manager”, is deleted and replaced with the following:
Mark R. Kiesel, an Executive Vice President and a senior member of PIMCO’s investment strategy and portfolio management group, is a co-portfolio manager sharing the day-to-day management responsibilities of the FISH: Series C Portfolio. Mr. Kiesel has been a primary portfolio manager for the FISH: Series C Portfolio since 2001.
Curtis Mewbourne, a Managing Director and member of the PIMCO Executive Committee, joined PIMCO in 1999 and is a co-portfolio manager sharing the day-to-day management responsibilities of the FISH: Series C Portfolio.
Prospectus Disclosure Relating to Fixed Income SHares: Series M
Effective immediately, Curtis Mewbourne is being added as a co-portfolio manager sharing the day-to-day portfolio management responsibilities of the Fixed Income SHares: Series M Portfolio. Therefore, the third paragraph under the section titled “Management of the Portfolios — Individual Portfolio Manager”, is deleted and replaced with the following:
Scott Simon, a Managing Director and head of PIMCO’s mortgage-backed securities team, is a co-portfolio manager sharing the day-to-day management responsibilities of the FISH: Series M Portfolio. Mr. Simon has been a primary portfolio manager for the FISH: Series M Portfolio since April 2000.
Curtis Mewbourne, a Managing Director and member of the PIMCO Executive Committee, joined PIMCO in 1999 and is a co-portfolio manager sharing the day-to-day management responsibilities of the FISH: Series M Portfolio.
In addition, to the extent applicable, corresponding changes are made throughout the remainder of the Prospectus and in the Statement of Additional Information to reflect the above changes to Fixed Income SHares: Series C and Fixed Income SHares: Series M.
Statement of Additional Information Disclosure
Information regarding other accounts managed by the primary portfolio managers of the Portfolios in the section titled “Management of the Trust — Other Accounts Managed by Portfolio Manager” in the Statement of Additional Information is revised to add the following information relating to Mr. Mewbourne as of July 31, 2009:

Account Type	#		Mewbourne AUM($MM)
‘40 Act Fund	11		129.6
Other pooled vehicles	28		77.8
Separate accounts	99	(1)	92.7	(1)

(1)	Of these separate accounts, 13 accounts totaling $18.4 million in assets pay a performance fee that is based in part on the performance of the accounts.
In addition, the statement of securities ownership by primary portfolio managers in the section titled “Management of the Trust — Securities Ownership” in the Statement of Additional Information is revised to reflect that, as of July 31, 2009, Mr. Mewbourne was not a beneficial owner of shares of FISH: Series C or FISH: Series M as of July 31, 2009.
Please retain this Supplement for future reference.